Exhibit 99.1
Sec V. 12 Recovery made easy

1 Safe Harbor Statement Statements made in this presentation regarding Double-Take that are not historical facts are forward-looking statements based on our current expectations, assumptions, estimates and projections about Double-Take and our industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. These forward-looking statements include, without limitation, statements about our market opportunities, our strategy, our competition, our projected revenues and expense levels and the adequacy of our available cash resources. You should not place undue reliance on any of the forward-looking statements made in this presentation. Our actual results could differ materially from those expressed or implied by these forward- looking statements as a result of various factors, including the various risks described in, or incorporated by reference in, the documents and reports that we file with the Securities and Exchange Commission, including in Item 1A. "Risk Factors" of our Form 10-K for the year ended December 31, 2006, which we filed with the SEC on March 29, 2007, and the Risk Factors section of our Registration Statement on Form S-3 (Registration No. 333-148840), which Registration Statement was filed on January 24, 2008. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

3 Our Objective To provide accessible, affordable software that minimizes downtime and accelerates recovery of business-critical systems and data.

5 Investment Highlights Market leader in a large, growing market Scalable, feature rich, proven product line Leveraged, blue chip & broad distribution network Large promotional customer base Demonstrable growth strategy Scalable business model

OUR MARKET OPPORTUNITY 7 7

9 The Broad Replication Software Market ($ millions) '06 '07 '08 '09 '10 '11 Other 1864 2084 2317 2569 2831 3113 Windows 439 571 695 843 1016 1219 Source: IDC 2007 2,655 2,303 3.012 3,410 3,847 4,332 Total CAGR 13.5% Windows CAGR 22.7%

11 Other Broad Market Information IDC Ranks Double-Take 6th All large integrated: EMC, Net App., IBM, HP, Sun, HDS Gartner's Replication Market = $2.3 Billion in '06 Double-Take ranked 6th behind integrated players Double-Take believes it leads a sub-segment Host based replication

13 Related Intersecting and Growing Markets Traditional "Back-Up" $2.7 Billion in 2006 Clustering and Availability $1.7 Billion in 2006 Total Storage Software (Replication, Back Up, Archive, etc.) $9.0 Billion in 2006 Sources: Company estimates, IDC, Gartner

15 Trends driving market growth Growth in data creation and collection Pervasive industry and federal regulations Cost containment in data center Focus on protecting business-critical apps Heightened awareness of disasters Increasingly high cost of downtime Relative rapid growth of SMB IT spend Pulled by demand for virtualization protection

Our Business 17

19 Keys to Our Products' Success Byte Level Continuous Asynchronous Application Independent Disk Storage Independent Server Hardware Independent Integrated High Availability Failover Full System Recovery

21 Source Servers Remote Failover Local Target Server Local Failover Remote Target Server Keys to Our Product's Success - Recovery

23 Source Servers Remote Failover Local Target Server Local Failover Remote Target Server Recovery Moving to Disk Away From Tape Operational Point in Time Recovery (TimeSpring)

25 Full Server Failover and Recovery Full Server Recovery - to different hardware Automatic Full Server Failover VMs Continuous Full Server Replication

27 Dynamic Infrastructure VMs VMs Virtual to Virtual Replication Live Server Migration Server Independent - Physical or Virtual

29 Go-to-market - an "Overlay" Approach Resellers Dell Distributors Bell Micro OEMs HP Direct Sales Field and Inside Solutions Partners Varian Sources of Sales Go-to-Market Options Resellers Distributors OEM Direct 0.75 0.11 0.05 0.09 YTD through December 31, 2007

31 More Than 10,000 Customers Business Services Healthcare Entertainment Education Government Financial Services Over half of the Fortune 500 Broad vertical penetration Other Professional Services

33 Alternatives (Competition and Partners) Direct Competition EMC, Symantec, CA, small players Win on reputation, functionality, stability Hardware Based Solutions SAN's Win on cost, ease of implementation, failover, customer Operating System Vendors Microsoft, VMware Potential risks BUT, today, both are strong partners

35 Strategy for Future Growth Expand our customer base within current markets e.g., Have closed 20 of the top 25 law firms Cross-sell existing and new software e.g., Initial order of $12K in 2001 now totals $1.8 mm Expand globally e.g., Sunbelt System Software S.A.S. acquired May '06 Continue to innovate e.g., Full System Protection and Recovery Enter new markets Dynamic server provisioning, operational recovery

37 Management Dean Goodermote - CEO, Chairman Clinsoft, Process Software, MRO Craig Huke - CFO Apogee Networks, Bluestone Software, Metronet Communications Rob Beeler - VP Engineering Naval Air Warfare Center, National Field Service Dave Demlow - CTO Seagate, Enterprise Storage Management Dan Jones - VP Sales and Marketing Storage Networks, Net-tel Inc. Mike Lesh - VP of Services and Support Open Pages, EMC, Data General Jo Murciano - President, Double-Take EMEA Sunbelt, RMH Group

FINANCIALS 39

41 Business Model Revenue components Simple Model Perpetual licenses - Approximately 60% Maintenance & Professional services - Approximately 40% Factors contributing to consistency Small deal size, average = $10,000 Three month average sales cycle Organization has monthly focus

43 Revenue $7.6 $14.3 $23.9 $29.8 $40.7 $60.8 $82.8

45 Quarterly Revenue

47 Operating Income & Cash from Operations Non-GAAP operating income does not include stock-based comp, one-time legal fees and settlement costs. Note: Reconciliation between GAAP and Non-GAAP - $0.2M (2003), $1.8M (2004), $5.6M (2005), $4.2M (2006) and $2.6M (2007).

49 GAAP and Non-GAAP Operating Margins Non-GAAP operating income does not include stock-based comp, one-time legal fees and settlement costs. Note: Reconciliation between GAAP and Non-GAAP - $0.4M (Q1'06), $0.3M (Q2'06), $0.5M (Q3'06), $3.1M (Q4'06), $0.3M (Q1'07) , $0.5M (Q2'07), $1.1M (Q3'07), and $0.7M (Q4'07).

51 (US$ in Millions) 12/31/2005 12/31/2006 12/31/2007 Cash & Short Term Investments $8.3 $55.2 $64.7 Accounts Receivable, net $8.0 $12.7 $18.2 Total Assets $18.6 $77.0 $114.6 Deferred Revenue $10.6 $16.8 $24.2 Long-Term Deferred Revenue $2.9 $4.0 $4.5 Redeemable Convertible Preferred $50.6 ---- ---- Stock Balance Sheet

53 Investment Highlights Market leader in a large, growing market Scalable, feature rich, proven product line Leveraged, blue chip & broad distribution network Large promotional customer base Demonstrable growth strategy Scalable business model